================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 2, 2001
                                                   ---------------

                       Network -1 Security Solutions, Inc.
                       -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                  1-14896                 11-3027591
           --------                  -------                 ----------
(State or other Jurisdiction       (Commission              (IRS Employer
       of Incorporation)           File Number)           Identification No.)

        1601 Trapelo Road, Reservoir Place, Waltham, Massachusetts 02451
        ----------------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (781) 522-3400

--------------------------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

================================================================================

ITEM 5.  OTHER EVENTS.

         On October 2, 2001, Network-1 Security Solutions, Inc. (the "Registrant") completed a $6.765 million private offering of Series E Preferred Stock and Warrants pursuant to a Securities Purchase Agreement with the investors (the "Financing"). Assuming the exercise of all Warrants issued in the Financing, the Registrant will receive additional proceeds of approximately $8.7 million. The lead investors in the Financing were Wheatley Partners II, L.P., a principal stockholder of the Registrant, and related parties and FalconStor Software, Inc. (Nasdaq: FALC), a leading storage networking infrastructure software company, which invested $2.3 million. After giving effect to the Financing, FalconStor will own approximately 16.6% of the outstanding voting stock of the Registrant.

         In accordance with the Securities Purchase Agreement, an aggregate of 3,191,037 shares of Series E Preferred Stock were sold to the investors at a price of $2.12 per share (equal to two (2) times the average closing price of the Company's Common Stock as reported on The Nasdaq Small Cap Market for the five (5) trading days prior to two (2) trading days before the closing) together with two (2) year warrants to purchase 6,382,074 shares of Common Stock at an exercise price of $1.27 per share. Each share of Series E Preferred Stock is convertible into two (2) shares of Common Stock, subject to adjustment. The investors were granted certain registration rights with respect to the shares of Common Stock to be received upon conversion of the Series E Preferred Stock and exercise of the Warrants (See Exhibit 10.21 hereto -Registration Rights Agreement (Exhibit C). As the largest investor in the Financing, FalconStor received an additional warrant to purchase 500,000 shares of Common Stock at an exercise price of $1.27 per share.

         Simultaneously with the closing of the Financing, the Registrant and FalconStor entered into a ten year Technology License Agreement pursuant to which FalconStor shall have the right to distribute the Registrant's product offerings in its indirect and OEM channels. As part of the Technology License Agreement, FalconStor paid the Registrant a non-refundable advance of $500,000 against future royalty payments.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

    Item 7(c)             Exhibits
    Exhibit               Description
    -------               -----------

     3.1 Certificate of Designations, Preferences and Other Rights and Qualifications of Series E Preferred Stock.

     10.21 Securities Purchase Agreement, dated October 2, 2001, between the Registrant and the investors including Form of Certificate of Designations, Preferences and Other Rights and Qualifications of Series E Preferred Stock (Exhibit A), Form of Warrant (Exhibit B), Registration Rights Agreement (Exhibit
                  C), License and Distribution Agreement between the Company and FalconStor, Inc.* (Exhibit D) and Risk Factors (Exhibit E).
--------
* Confidentiality treatment has been requested for certain provisions.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NETWORK-1 SECURITY SOLUTIONS, INC.

                                            By: /s/  Murray P. Fish
                                                -------------------------------
                                                Murray P. Fish, President and
                                                Chief Financial Officer

                                            Date:    October 12, 2001

                                  EXHIBIT INDEX

        Exhibit               Description
        -------               -----------

     3.1 Certificate of Designations, Preferences and Other Rights and Qualifications of Series E Preferred Stock

     10.21 Securities Purchase Agreement, dated October 2, 2001, between the Registrant and the investors including Form of Certificate of Designations, Preferences and Other Rights and Qualifications of Series E Preferred Stock (Exhibit A), Form of Warrant (Exhibit B), Registration Rights Agreement (Exhibit
                  C), License and Distribution Agreement between the Company and FalconStor, Inc.* (Exhibit D) and Risk Factors (Exhibit E).


--------
* Confidentiality treatment has been requested for certain provisions.